                                                                   EXHIBIT 10.12

THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH WARRANTS AND THE SHARES UNDERLYING SUCH WARRANTS SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) THERMATRIX INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER.


                                                  Warrant No. W-1


                                   Warrant

                     To Purchase Shares of Common Stock,

                          Par Value $.001 Per Share

                                     of

                               Thermatrix Inc.


          This is to Certify That Wexford Management LLC, or such holder's registered assigns (the "Investor"), is the owner of 450,000 Warrants (as defined below), each of which entitles the registered holder thereof to purchase from Thermatrix Inc., a Delaware corporation (the "Company"), one fully paid, duly authorized and nonassessable share of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), at any time or from time to time on or before 5:00 p.m., New York City time, on February 25, 2004, at an exercise price equal to the lesser of (x) $3.875 per share and (y) the average closing price of the Common Stock as reported by the Nasdaq National Market for the ten trading days immediately following the Issue Date; provided, that if there were no sales of the Common Stock on any such date, the simple average of the highest bid and lowest asked prices for the Common Stock on such date shall be used in place of a closing price for such date in calculating such ten-day average (such lesser price, the "Exercise Price"), all on the terms and subject to the conditions hereinafter set forth. As soon as practicable after such ten-day period has expired, the Investor shall calculate the Exercise Price and submit such calculation to the Company for its approval, whereupon such calculation shall be attached hereto as Exhibit A and shall be incorporated herein by reference.

          The number of shares of Common Stock issuable upon exercise of each such Warrant (the "Number Issuable"), which is initially one (1) share, is subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate.

          Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 14 hereof.

          Section 1.  Exercise of Warrant.  (a)  The Warrants evidenced hereby
                      -------------------
may be exercised, in whole or in part, by the registered holder hereof at any time or from time to time on or before 5:00 p.m., New York City time, on February __, 2004, upon delivery to the Company at the principal executive office of the Company in the United States of America, of (a) this Warrant Certificate, (b) a Notice of Exercise substantially in the form attached hereto as Exhibit B and (c) unless the holder is exercising the conversion right set forth in Section 3, payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants, which shall be payable by a certified or official bank check payable to the order of the Company, or (collectively, the "Warrant Exercise Documentation").

          As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered (a) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock specified in the Warrant Exercise Documentation, (b) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (c) if less than the full number of Warrants evidenced hereby are being exercised, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five Business Days); but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the Number Issuable of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

          The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrants evidenced hereby.

          In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the Business Day which next precedes the day of exercise. If more than one such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

          Section 2.  Adjustments.
                      -----------

                 (a)  Adjustment of Number Issuable.  The Number Issuable shall
                      -----------------------------
be subject to adjustment from time to time as follows:

                 (i) In case the Company shall at any time or from time to time after the Issue Date:

                          (A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock of the Company;

                          (B) subdivide the outstanding shares of Common Stock into a larger number of shares;

                          (C) combine the outstanding shares of Common Stock into a smaller number of shares; or

                          (D) issue any shares of its capital stock in a reclassification of the Common Stock;


     then, and in each such case (other than a dividend or distribution received by or set aside for the benefit of the holder pursuant to Section 2(c) hereof), the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any Warrant evidenced hereby thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event and the Exercise Price shall be adjusted accordingly. An adjustment made pursuant to this clause (i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the date upon which such corporate action becomes effective.

               (ii) The Company promptly shall deliver to each registered holder of Warrants prior to effecting any transaction which would result in an increase or decrease in the Number Issuable pursuant to this Section 2 a notice thereof, together with a certificate, signed by the Chief Executive Officer or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the

     Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Number Issuable then in effect following such adjustment.

               (iii)  Notwithstanding anything contrary contained in this
     Section 2(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this
     Section 2(a), as the Board of Directors of the Company in their discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of rights or warrants to purchase stock or securities, or distribution of securities convertible into or exchangeable for Common Stock, hereafter made by the Company to its shareholders shall not be taxable; provided, however, that any such
                                        --------  -------
     adjustment shall be made, as nearly as practicable, in a manner which treats all holders of Warrants with similar protections on an equal basis.

               (b)   Reorganization, Reclassification, Consolidation, Merger
                     -------------------------------------------------------
or Sale of Assets.  In case of any capital reorganization or reclassification
-----------------
or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Company, or such successor or purchasing Person, as the case may be, shall execute, make lawful provision for and deliver to each holder of the Warrants evidenced hereby, prior to effecting any of the foregoing Transactions, a certificate that the holder of each such Warrant then outstanding shall have the right thereafter to exercise such Warrant into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such Warrant could have been exercised immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 2 and shall contain other terms identical to the terms hereof.

               (c)   Special Distributions.  If the holder so elects by sending
                     ---------------------
a Special Notice to the Company, in the event that the Company shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Company, whether or not pursuant to a shareholder rights plan, "poison pill" or similar arrangement) in other property or assets, to holders of Common Stock (a "Special Distribution"), then the Board of Directors shall promptly distribute to the holder the amount of such dividend or distribution that any holder of Warrants would have been entitled to receive had it exercised such Warrants prior to the record date for such dividend or distribution. If the holder so elects by sending a Special Notice to the company, then the Board of Directors shall set aside such amount of such dividend or distribution, and upon the exercise of a Warrant evidenced hereby, the holder shall be entitled to receive, such dividend or distribution that such holder would have received had such Warrant been exercised immediately prior to the record date for such dividend or distribution. Prior to any Special Distribution described in this Section 2(c), the Company shall as provided in Section 4 hereof notify each holder (prior to the occurrence of each Special Distribution) of its intent to make such Special Distribution and the holder, if it elects to have such distribution set aside the amount thereof rather than have an adjustment to the Number Issuable as provided in Section 2(a)(i), 2(a)(ii) or 2(a)(iii), shall notify the Company by sending a Special Notice prior to the date of any such Special Distribution.

          Section 3.  Conversion Right. In lieu of exercising this Warrant as
                      ----------------
specified in Section 1, the holder may from time to time convert this Warrant, in whole or in part, into a number of shares determined by dividing (a) the aggregate Current Market Price of the shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such shares by (b) the Current Market Price of one share.

          Section 4.  Redemption.  The Company shall not have any right to
                      ----------
redeem any of the Warrants evidenced hereby.

          Section 5.  Notice of Certain Events.  In case at any time or from
                      ------------------------
time to time the Company shall declare any dividend or any other distribution to the holders of its Common Stock, or shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any additional shares of stock of any class or any other right, or shall authorize the issuance or sale of any other shares or rights which would result in an adjustment to the Number Issuable pursuant to Section 2(a)(ii) or would result in a Special Distribution pursuant to Section 2(c), or there shall be any Transaction, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases the Company shall mail to each holder of the Warrants evidenced hereby at such holder's address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least 30 days prior to the applicable date hereinafter specified, a notice stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, (b) the date of issuance thereof or (c) the date on which such Transaction, dissolution, liquidation or winding up is expected to become effective; provided that in the case of any event to which Section 2(b) applies,
           --------
(i) the Company shall give prior written notice as aforesaid and (ii) such notice also shall specify the date as of which it is expected that the holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

          Section 6.  Certain Covenants.  The Company covenants and agrees that
                      -----------------
all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common stock to permit such reservation or to permit the exercise of all outstanding Warrants.

Section 7.  Investor Consent Required.  If the Company or any subsidiary has any
            -------------------------
outstanding Obligations (as such term is defined in the Second Amended and Restated Credit Agreement, dated February __, 1999, among the Investor as Agent, the Lenders named therein, the Company and Wahlco Environmental Systems, Inc. (the "Credit Agreement")), the Company shall not without the Investor's consent issue any equity security, or any note, debenture, bond or other debt or equity security convertible or exchangeable into, or grant any option, warrant or similar right that upon exercise would provide the right to purchase, any shares of stock (of any class or series) of the Company without the Investor's consent, if such security contains anti-dilution protections that are more favorable than
those provided in Section 2 hereof.   Notwithstanding the foregoing, the
Investor's consent shall not be required for such issuance if the Company has amended the terms of Section 2 so as to provide the Investor with anti-dilution protections at least as favorable as such more favorable terms; provided, however, that the Exercise Price shall not be adjusted as a result of such issuance or grant but may be adjusted as a result of subsequent issuances or grants in accordance with the terms of such amended anti-dilution protections.

          Section 8.  Registered Holder.  The person in whose name this Warrant
                      -----------------
Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes.

          Section 9.  Transfer of Warrants.  Any transfer of the rights
                      --------------------
represented by this Warrant Certificate shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached Exhibit C hereto, properly completed and executed by the registered holder hereof, at the principal executive office of the Company in the United States of America; provided that (a) a registration statement with respect to the Warrants proposed for transfer, and with respect to the shares of Common Stock underlying such Warrants, shall be effective under the Securities Act or (b) the Company shall have received an opinion of counsel reasonably satisfactory to it that no violation of such act or similar state acts will be involved in such transfer. Thereupon, the Company shall issue in the name or names specified by the registered holder hereof and, in the event of a partial transfer, in the name of the registered holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock then purchasable hereunder. Each such Certificate shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the security holder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Holder shall not transfer this warrant to a Competitor of the Company.

          Section 10.  Denominations.  The Company covenants that it will, at
                       -------------
its expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Company in the United States of America, execute and deliver to the registered holder hereof a new Warrant Certificate or Certificates in denominations specified by such holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

          Section 11.  Replacement of Warrants.  Upon receipt of evidence
                       -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

          Section 12.  Governing Law.  THIS WARRANT CERTIFICATE SHALL BE
                       -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISIONS).

          Section 13.  Rights Inure to Registered Holder.  The Warrants
                       ---------------------------------
evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered holder thereof and the Company and their respective successors and permitted assigns. This Warrant Certificate shall be for the sole benefit of the registered holder thereof. Nothing in this Warrant Certificate shall be construed to give the registered holder hereof any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised or converted in accordance with the provisions hereof.

          Section 14.  Definitions.  For the purposes of this Warrant
                       -----------
Certificate, the following terms shall have the meanings indicated below:

          "Business Day" shall mean any day other than a Saturday, Sunday or
           ------------
other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "Common Stock" shall have the meaning assigned to such term in the
           ------------
Preamble hereof.

          "Company" shall have the meaning assigned to such term in the Preamble
           -------
hereof.

          "Competitor of the Company" shall mean a company engaged in the
           -------------------------
design, development, manufacture and/or sale of (i) equipment or systems used to control or destroy air emissions including, but not limited to, particulate matter ("PM"), oxides of nitrogen ("NOx") and volatile organic compounds and hazardous air pollutants (collectively "VOCs"); (ii) gas flow diverters, dampers and expansion joints used to control the flow of air and gases in power generation and industrial facilities; or (iii) equipment or systems used to control emissions from stationary and/or mobil diesel engines, and, in each case, (iv) generates revenues of $3 million per annum from such business or businesses.

          "Current Market Price" per share shall mean, on any date specified
           --------------------
herein for the determination thereof, (a) if the Common Stock is then listed on a national securities exchange, designated as a Nasdaq Stock Market security or quoted in the over-the-counter-market by a member firm of the NASD, the average daily Market Price of the Common Stock for those days during the period of 15 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the Common Stock is not then so listed, designated or quoted, the Market Price on such date.

          "Exercise Price" shall have the meaning assigned to such term in the
           --------------
Preamble hereof.

          "Fair Market Value" shall mean the amount which a willing buyer, under
           -----------------
no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction.

          "Investor" shall have the meaning assigned to such term in the
           --------
Preamble hereof.

          "Issue Date" shall mean February 25, 1999.
           ----------

          "Market Price" shall mean, per share of Common Stock, on any date
           ------------
specified herein: (a) if the Common Stock is listed on any national securities exchange or is designated as a Nasdaq Stock Market security, the last trading price of the Common Stock on such date as reported in the Wall Street Journal; or (b) if the Common Stock is not so listed or designated, the average of the reported closing bid and ask prices of the Common Stock in the over-the-counter-market, on such date as reported by any member firm of the NASD selected by the Company; or (c) if none of (a) or (b) is applicable, the Fair Market Value per share determined in good faith by the Board of Directors of the Company which shall be deemed to be Fair Market Value unless holders of at least 50% of Common Stock issued or issuable upon exercise of the Warrants request that the Company obtain an opinion of a nationally recognized public accounting firm chosen by the Company (who shall bear the expense) and reasonably acceptable to such requesting holders of the Warrants, in which event the Fair Market Value shall be as determined by such investment banking firm.

          "Number Issuable" shall have the meaning assigned to such term in the
           ---------------
Preamble hereof.

          "Person" shall mean any individual, corporation, limited liability
           ------
company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Securities Act" shall mean the Securities Act of 1933.
           --------------

          "Special Distribution" shall have the meaning assigned to such term in
           --------------------
Section 2(c) hereof.

          "Special Notice" shall mean the notice sent by a holder to the Company
           --------------
indicating its preference to have any Special Distribution distributed immediately or set aside for its benefit upon exercise of the Warrant.

          "Transaction" shall have the meaning assigned to such term in Section
           -----------
2(b) hereof.

          "Warrants" shall have the meaning assigned to such term in the
           --------
Preamble hereof.

          "Warrant Exercise Documentation" shall have the meaning assigned to
           ------------------------------
such term in Section 1 hereof.

          Section 15.  Notices.  All notices, requests and other communications
                       -------
provided for or permitted hereunder shall be in writing and sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, (a) if to the holder of a Warrant, at such holder's last known address or telecopy number appearing on the books of the Company; and (b) if to the Company, at its principal executive office, or the telecopy number of such office, in the United States, or such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth Business Day following the date on which such communication is posted, whichever occurs first.

          Section 16.  Share Legend.  Each certificate representing shares of
                       ------------
Common Stock or any other securities issued upon exercise of this Warrant shall bear the following legend unless such shares or other securities have been registered under the Securities Act and any applicable state securities laws:

          "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (B) THERMATRIX INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER."

     In Witness Whereof, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.


                              Thermatrix Inc.



                              By: /s/ Daniel S. Tedone
                                 ------------------------------------
                                 Name:  Daniel S. Tedone
                                 Title: Executive Vice President
                                        and Chief Financial Officer

                                                                       Exhibit A
                                                                      To Warrant


                       [Calculation of Exercise Price]


The Exercise Price for the Warrant is $_____________ per share of Common Stock.

The Exercise Price was calculated as follows:





Accepted and Agreed

Thermatrix Inc.

By:__________________________________
   Name:  Daniel S. Tedone
   Title: Executive Vice President
          and Chief Financial Officer

                                                                       Exhibit B
                                                                      to Warrant

                        [Form of Notice of Exercise]

To:  Thermatrix Inc.

     (1) The undersigned hereby elects to purchase _______________ shares of Common Stock of Thermatrix Inc. pursuant to the terms of the attached Warrant, and

       [_]    tenders payment of the purchase price in full, together with all applicable transfer taxes, if any;

       [_]    elects to exercise its conversion right pursuant to Section 3 thereof.

     (2) Please issue a certificate of certificates representing said shares of Common Stock in the name of the undersigned.

     (3)   The undersigned represents and warrants:

           (a) that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

           (b) that the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock.

           (c) that the undersigned acknowledges and understands that the Common Stock constitutes "restricted securities" under the Securities Act and has not been registered under the Securities Act in reliance upon a specific exemption therefrom. The undersigned further acknowledges and understands that the Company is under no obligation to register the Common Stock except as described in the Registration Rights Agreement between the Company and Wexford Management LLC, dated February __, 1999. The undersigned understands that the certificate evidencing the Common Stock will be imprinted with a legend which prohibits the transfer of the Common Stock unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company; and

           (d) that the undersigned is familiar with the provisions of Rule 144, promulgated under the Securities Act. The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, some other registration exemption will be required for transfer of the Securities.

     (Date)                         (Signature)

                                                                       Exhibit C
                                                                      To Warrant


                          [Form of Assignment Form]

                [To be executed upon assignment of Warrants]

          The undersigned hereby assigns and transfers this Warrant Certificate to ____________________ whose Social Security Number or Tax ID Number is _________________ and whose record address is
_____________________________________, and irrevocably appoints ________________
as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

                               Signature:



                               ____________________________________



Date: ___________________________